                                  EXHIBIT 10.2


                          APPLIED DIGITAL ACCESS, INC.

                       1997 REGISTRATION RIGHTS AGREEMENT

         This 1997 Registration Rights Agreement (this "Agreement") made as of June 27, 1997 by and between Applied Digital Access, Inc., a California corporation (the "Company") and Northern Telecom Limited, a Canadian corporation ("Nortel").

         WHEREAS, the Company and Nortel have entered into that certain Stock and Warrant Purchase Agreement dated the date hereof (the "Stock and Warrant Purchase Agreement"), pursuant to which the Company has agreed to issue to Nortel, and Nortel has agreed to receive a warrant to purchase 150,000 shares of the Company's Common Stock (the "Warrant") and, in certain circumstances, shares of the Company's Common Stock (collectively, the "Shares").

         In consideration of the mutual agreements, covenants and conditions contained herein, the Company and Nortel hereby agree as follows:

                                    SECTION 1

                               REGISTRATION RIGHTS

         The Company hereby grants to Nortel the registration rights set forth in this Section 1, with respect to the Registrable Securities (as hereinafter defined) owned by Nortel. The Company and Nortel agree that the registration rights provided herein set forth the sole and entire agreement on the subject matter between the Company and Nortel.

         1.1 Definitions. As used in this Section 1:

             (a) The term "NASD" means the National Association of Securities Dealers, Inc.

             (b) The term "NASDAQ" means the National Association of Securities Dealers, Inc. Automated Quotation System.

             (c) The terms "register," "registered," and "registration" refer to a registration effected by filing with the Securities and Exchange Commission (the "SEC") a registration statement (the "Registration Statement") in compliance with the Securities Act of 1933, as amended (the "1933 Act") and the declaration or ordering by the SEC of the effectiveness of such Registration Statement.

             (d) The term "Registrable Securities" means (i) the Shares issued to Nortel pursuant to the Stock and Warrant Purchase Agreement, if any, (ii) shares of Common Stock of the Company issued to Nortel upon exercise of the Warrant (the "Warrant Shares") and (iii) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right, or other security that is issued as) a dividend or other distribution with respect to, or in exchange or in replacement of the Common Stock or the Warrant Shares described in (i) and/or
(ii) of this Section 1.1 (d). In the event of any recapitalization by the Company from the date hereof going forward, whether by stock split, reverse stock split, stock dividend or the like, the number of shares of Registrable Securities used throughout this Agreement for various purposes shall be proportionately increased or decreased.

         (e) The term "Registration Expenses" means all expenses incident to the Company's performance of or compliance with Section 1, including without limitation all registration, filing and applicable fees of the SEC, stock exchange or NASD registration or filing fees and all listing fees and fees with respect to the inclusion of securities in NASDAQ, all fees and expenses of complying with state securities or blue sky laws (including fees and disbursements of counsel to the underwriters or Nortel in connection with "blue sky" qualification of the Registrable Securities and determination of their eligibility for investment under the laws of various jurisdictions), all duplicating and printing expenses, all messenger and delivery expenses, the fees and disbursements of counsel for the Company and of its independent public accountants including the expenses of "cold comfort" letters required by or incident to such registration, all fees and disbursements of underwriters customarily paid by issuers or sellers of securities and all transfer taxes; provided, however, that Registration Expenses shall exclude underwriters' fees and underwriting discounts and commissions in respect of the Registrable Securities being registered and the fees and expenses of counsel to Nortel.

         1.2 Company Registration.

             (a) If at any time or from time to time the Company shall determine to register any of its securities, either for its own account or the account of security holders (other than Nortel), other than a registration relating solely to employee benefit plans, or a registration on Form S-4 relating solely to an SEC Rule 145 transaction, the Company shall:

                 (i) promptly give Nortel written notice thereof (which shall be given at least 30 days prior to filing and shall include a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable blue sky or other state securities laws); and

                 (ii) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within twenty (20) days after receipt of such written notice from the Company, by Nortel, except as set forth in Section 1.2(b) below.

             (b) If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise Nortel as a part of the written notice given pursuant to Section 1.2(a)(i). In such event the right



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of Nortel to require registration pursuant to this Section 1.2 shall be conditioned upon Nortel's participation in such underwriting and the inclusion of Nortel's Registrable Securities in the underwriting to the extent provided herein. If Nortel proposes to distribute its securities through such underwriting, Nortel, together with the Company and the other parties distributing their securities through such underwriting, shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Nortel may, at its option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of Nortel and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement shall also be conditions precedent to the obligations of Nortel. Nortel shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding Nortel, Nortel's ownership of and title to the Registrable Securities, Nortel's intended method of distribution and any other representations required by law or regulation, and the liability of Nortel to any underwriter or other person under such underwriting agreement shall be limited to liability arising from misstatements in or omissions from its representations and warranties and shall be limited to the amount of the net proceeds received by Nortel in the offering; provided, however, that the provisions of any underwriting agreement executed by the Company and Nortel will supersede any conflicting provisions of this Agreement. Notwithstanding any other provision of this Section 1.2, if the underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the underwriter may limit the number of Registrable Securities to be included in the registration and underwriting, or may exclude Registrable Securities entirely from such registration and underwriting subject to the terms of this Section. The Company shall so advise Nortel of the Company's securities that would otherwise be registered and underwritten pursuant hereto, and the number of shares of such securities, including Registrable Securities, that may be included in the registration and underwriting shall be allocated in the following manner: (i) shares proposed by the Company to be sold for its own account shall be included first, and (ii) any Registrable Securities requested to be included in such registration and any other shares proposed to be included by any other Person holding securities of the Company that has been granted registration rights shall thereafter be included, pro rata among the holders thereof requesting such registration on the basis of the number of shares of such securities requested to be included by such holders. If Nortel disapproves of the terms of the underwriting, it may elect to withdraw therefrom by written notice to the Company and the underwriter. The Registrable Securities so withdrawn shall also be withdrawn from registration.

             (c) There is no limitation on the number of registrations which the Company may effect pursuant to this Section 1.2. The Company will pay all Registration Expenses in connection with any registration of Registrable Securities pursuant to this Section 1.2.



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         1.3 Obligations of the Company. Whenever required under this Section 1 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

             (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities as expeditiously as possible (and in any event within 120 days after the relevant request for registration) and use its diligent best efforts to cause such registration statement to become effective, and, upon the request of Nortel, keep such registration statement effective for up to the earlier of (I) ninety (90) days or (II) until Nortel has completed the distribution relating thereto.

             (b) Notify Nortel of the SEC's requests for amending or supplementing the registration statement and the prospectus and prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the 1933 Act with respect to the disposition of all securities covered by such registration statement.

             (c) Furnish to Nortel such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the 1933 Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

             (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions in the United States as shall be reasonably requested by Nortel, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

             (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering.

             (f) Notify Nortel at any time when a prospectus relating thereto is required to be delivered under the 1933 Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

             (g) Before filing any registration statement or any amendment or supplement thereto (or any comparable statements under securities or blue sky laws of any jurisdiction containing any different disclosure), furnish substantially final copies of such documents to Nortel.



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             (h) Use its best efforts to cause all Registrable Securities covered by such registration statement to be listed on a national securities exchange or to secure designation of all such Registrable Securities as a NASDAQ "national market system security" within the meaning of Rule 11Aa2-1 under the 1934 Act (as defined below), in each case to the extent the shares of the Company's common stock are so listed or designated.

             (i) Make available its officers and personnel to the underwriters, if any, and otherwise provide reasonable assistance to the underwriters, if any, in their marketing of Registrable Securities.

         1.4 Indemnification.

             (a) The Company shall, and does hereby undertake to, indemnify and hold harmless Nortel, each of Nortel's officers and directors and each person controlling Nortel, with respect to any registration, qualification or compliance effected pursuant to this Section 1 of the Registrable Securities held by or issuable to Nortel, and each underwriter of the Registrable Securities, if any, and each person who controls Nortel or any underwriter, against all claims, losses, damages and liabilities (or actions or proceedings in respect thereto whether commenced or threatened) to which they may become subject under the 1933 Act, the Securities Exchange Act of 1934, as amended, (the "1934 Act"), or other federal or state law arising out of or based on (i) any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other similar document (including any related Registration Statement, notification, preliminary prospectus, amendment or supplement thereto, documents incorporated by reference therein or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or
(ii) any violation or alleged violation by the Company of any federal, state or common law rule or regulation applicable to the Company in connection with any such registration, qualification or compliance, and shall reimburse, as incurred, Nortel, each such underwriter, and each such director, officer agent and controlling person, for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, action or proceeding; provided that the Company shall not be liable in any such case hereunder to the extent that any such claim, loss, damage, liability, or expense arises out of or is based on any untrue statement or omission in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by Nortel or such underwriter, as the case may be.

             (b) Nortel, if Registrable Securities held by or issuable to Nortel are included in such registration, qualification or compliance, shall indemnify the Company, each of its directors, and each officer who signs a Registration Statement in connection therewith, and each person controlling the Company, each underwriter, if any, and each person who controls Nortel or any underwriter, against all claims, losses, damages and liabilities (or actions or proceedings in respect thereof whether commenced or



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threatened) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such Registration Statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse, as incurred, the Company, each such underwriter and each such director, officer, partner, and controlling person, for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, action, or proceeding, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) was made in such Registration Statement, prospectus, offering circular or other document, in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by Nortel. Notwithstanding any other provision of this Agreement, Nortel's liability hereunder shall be limited to the amount of the net proceeds received by Nortel in the offering with respect to which indemnity is being sought.

             (c) Each party entitled to indemnification under this Section 1.4 (the "Indemnified Party") shall give notice to the party required to provide such indemnification (the "Indemnifying Party") of any claim as to which indemnification may be sought promptly after such Indemnified Party has actual knowledge thereof, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be subject to approval by the Indemnified Party (whose approval shall not be reasonably withheld) and the Indemnified Party may participate in such defense at the Indemnifying Party's expense if representation of such Indemnified Party would be inappropriate due to actual or potential differing interests between such Indemnified Party and any other party represented by such counsel in such proceeding; and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 1.4, except to the extent that such failure to give notice shall materially adversely affect the Indemnifying Party in the defense of any such claim or any such litigation. No Indemnifying Party, in the defense of any such claim or litigation, shall consent, except with the consent of each Indemnified Party, to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff therein, to such Indemnified Party, of a release from all liability in respect to such claim or litigation.

             (d) If the indemnification provided for in this Section 1.4 shall for any reason be held by a court to be unavailable to an indemnified party under subsection (a) or (b) hereof in respect of any claim, loss, damage or liability, or any action or proceeding in respect thereof, then, in lieu of the amount paid or payable under subsection (a) or (b) hereof, the indemnified party and the indemnifying party under subsection (a) or (b) shall contribute to the aggregate, claims, losses, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating the same), (i) in such proportion as is appropriate to reflect the relative fault of the Company and Nortel which resulted in such claim, loss, damage or liability,



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or action or proceeding in respect thereof, as well as any other relevant equitable considerations or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as shall be appropriate to reflect not only the relative fault but also the relative benefits received by the Company and Nortel from the offering of the securities covered by such registration statement as well as relevant equitable considerations. The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 1.4(d) were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. In addition, no person shall be obligated to contribute hereunder any amounts in payment for any settlement of any action or claim effected without such person's consent, which consent shall not be unreasonably withheld. Notwithstanding anything in this subsection (d) to the contrary, no indemnifying party (other than the Company) shall be required to contribute any amount in excess of the net proceeds received by such party from the sale of the Registrable Securities in the offering to which the claims, losses, damages or liabilities of the indemnified parties relate.

         1.5 Information by Nortel. Nortel, if included in any registration, shall furnish to the Company such information regarding Nortel and the distribution proposed by Nortel as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Section 1.

         1.6 Temporary Cessation of Offers and Sales by Shareholders. Nortel acknowledges that there may be times when the Company may be required to suspend the use of the prospectus forming part of the Registration Statement (including foregoing a request that the Registration Statement become effective) until such time as an amendment to the Registration Statement has been filed by the Company and declared effective by the SEC, until the prospectus is supplemented or amended to comply with the 1933 Act, or until such time as the Company has filed an appropriate report with the SEC pursuant to the Exchange Act, but only if pursuant to advice of counsel (i) the filing of a registration statement would require premature disclosure of information, the disclosure of which could have an adverse effect on the business or operations of the Company, or would in the good faith opinion of the Company not be in the Company's best interests at such time, or (ii) the Company then is unable to comply with the requirements of the SEC relating to such registration or to resale of the Registrable Securities, provided, however, that the Company shall use its reasonable best efforts to make such disclosure, or remedy such noncompliance including removal of any stop order, as the case may be, at the earliest practical date that the Company believes to be in the Company's best interests. In the event of any such suspension, Nortel may elect to withdraw the Registrable Securities from such registration by written notice to the Company. Nortel hereby agrees that it will not sell any Registrable Securities pursuant to said prospectus during the period commencing at the time at which the Company gives Nortel notice of the suspension of the use of the prospectus and ending at the time



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the Company gives Nortel notice that Nortel may thereafter effect sales pursuant to said prospectus, as the same may have been supplemented or amended.

         1.7 Transfer of Registration Rights. The rights, contained in Sections 1.2, 1.3, 1.4 and 1.8 hereof, to cause the Company to register the Registrable Securities, may be assigned or otherwise conveyed in whole (but only with all related obligations) to a transferee or assignee of Registrable Securities, who shall be considered "Nortel" for purposes of this Section 1, provided that the transferee or assignee is a subsidiary, affiliate or shareholder of Nortel, and the Company is given written notice by Nortel at the time of or within a reasonable time after said transfer, stating the name and address of said transferee or assignee and identifying the securities with respect to which such registration rights are being assigned.

         1.8 Requested Registration. Nortel may, at any time and from time to time, make a written request that the Company effect a registration (a "Requested Registration") on Form S-3 (or any successor form, if permitted) and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by Nortel, subject to the limitations set forth below. In such event, the Company shall as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of Nortel's Registrable Securities as are specified in such request, provided that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 1.8:

             (a) if Form S-3 is not available to the Company for such offering by Nortel;

             (b) if Nortel proposes to sell Registrable Securities at an aggregate price to the public (net of any underwriters' discounts or commissions) of less than $1,000,000 unless such offering shall cover all remaining Registrable Securities;

             (c) if the Company shall furnish to Nortel a certificate signed by the president of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be materially detrimental to the Company and its shareholders for such Requested Registration to be effected at such time, (without taking into account the costs to the Company) and containing a statement of the reasons for such postponement and an approximation of the anticipated delay, in which event the Company shall have the right to defer the filing of the statement related to such Requested Registration for a period of not more than one hundred eighty (180) days after receipt of the request of Nortel under this Section 1.8; provided, however, that the Company shall not utilize this right more than once in any twelve



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                  (12) month period and, in the event of any such postponement,
                  Nortel shall have the right to withdraw its registration request;

             (d) if the Company has, within the twelve (12) month period preceding the date of such request, already effected two Requested Registrations for Nortel pursuant to this Section 1.8; or

             (e) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

         Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable after receipt of Nortel's request. The Company agrees to include in any such registration statement all information which, in the reasonable opinion of counsel to Nortel and counsel to the Company, is required to be included. Whenever the Company shall effect a registration pursuant to this Section 1.8 in connection with an underwritten offering by Nortel, no securities other than Registrable Securities shall be included among the securities covered by such registration unless Nortel consents to such inclusion, such inclusion is pursuant to and subject to the terms of the underwriting agreement or arrangements and such inclusion will not have a material adverse effect on the offering (including, without limitation, on the pricing of the offering). Registration Expenses shall be shared equally by the Company and Nortel with respect to the first Requested Registration. All expenses incurred in connection with any Requested Registration after the first Requested Registration has been effected shall be borne by Nortel. Nortel shall, with respect to all Requested Registrations, be responsible for the payment of any and all underwriters' fees and underwriting discounts and commissions in respect of the Registrable Securities being registered and the fees and expenses of counsel to Nortel.

         The Company further agrees that if it shall have previously received a request for registration under Section 1.8 hereof, and if such previous registration shall not have been withdrawn or abandoned, the Company shall not effect any public or private offer, sale or other distribution of its securities or effect any registration of any of its securities under the 1933 Act (other than a registration of Form S-8), whether or not for sale for its own account, until a period of 90 days (or such shorter period as Nortel shall agree) has elapsed from the effective date of such previous registration.

         1.9 Delay of Registration. Nortel shall have no right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

         1.10 Rule 144 Reporting. With a view to making available to Nortel the benefits of certain rules and regulations of the SEC which may permit the sale of the



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Registrable Securities to the public without registration, the Company agrees to take all actions reasonably necessary to:

              (a) Make and keep public information available, as those terms are understood and defined in SEC Rule 144 or any similar or analogous rule promulgated under the 1933 Act, at all times;

              (b) File with the SEC, in a timely manner, all reports and other documents required of the Company under the 1933 Act and 1934 Act;

              (c) So long as Nortel owns any Registrable Securities, furnish to Nortel forthwith upon request: a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 of the 1933 Act, and of the 1934 Act; a copy of the most recent annual or quarterly report of the Company; and such other reports and documents as Nortel may reasonably request in availing itself of any rule or regulation of the SEC allowing it to sell any such securities without registration.

         1.11 Amendment of Registration Rights. Any provision of this Section 1 may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Nortel (or their respective successors or permitted transferees). Any amendment or waiver effected in accordance with this
Section 1 shall be binding upon Nortel, each future holder of Registrable Securities and the Company.

         1.12 Termination of Registration Rights. Nortel shall not be entitled to exercise any right provided for in this Section 1 following the earlier of
(a) June 27, 2000 or (b) such time as Nortel is entitled to sell all of the Registrable Securities held by Nortel (and Nortel has no remaining rights to acquire Registrable Securities, upon exercise of the Warrant or otherwise), without any restriction on manner of transaction or any notice requirements, within a ninety (90)-day period under SEC Rule 144 (or a successor rule).

         1.13 "Market Stand-Off" Agreement. During the period, specified by the Company and an underwriter of Common Stock or other securities of the Company, following the effective date of a registration statement of the Company filed under the 1933 Act, Nortel shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by it at any time during such period except any Common Stock included in such registration; provided, however, that:

              (a) Such period shall not exceed one hundred eighty (180) days for the first such registration statement of the Company which covers Common Stock (or other securities) to be sold on its behalf to the public in an underwritten offering;



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
              (b) Such period shall not exceed ninety (90) days for any subsequent registration statement of the Company which covers Common Stock (or other securities) to be sold on its behalf to the public in an underwritten offering; and

              (c) Nortel shall not be so obligated unless all executive officers and directors of the Company are subject to or obligated to enter into similar agreements.

              In order to enforce this Section 1.13, the Company may impose stop-transfer instructions with respect to the Registrable Securities of Nortel (and the shares or securities of any other person subject to the foregoing restriction) until the end of such period. The obligations described in this
Section 1.12 shall not apply to a registration statement relating solely to employee benefit plans on Form S-l or Form S-8 or similar forms which may be promulgated in the future, or a registration statement relating solely to an SEC Rule 145 transaction on Form S-4 or any similar form which may be promulgated in the future.

                                    SECTION 2

                                  MISCELLANEOUS

         2.1 Governing Law. This Agreement shall be governed by and construed under the laws of the State of California as applied to agreements among California residents made and to be performed entirely with the State of California.

         2.2 Entire Agreement; Amendment. This Agreement constitutes the full and entire understanding and agreement between the parties with respect to the subject matter hereof. This Agreement may be amended, waived, discharged or terminated only by written consent of the Company and Nortel.

         2.3 Notices. Any notice, request or other communication required or permitted hereunder shall be given in writing and shall be deemed to have been duly given if personally delivered or if mailed by registered or certified mail, postage prepaid, at the following addresses:

         If to the Company:            Applied Digital Access, Inc.
                                       9855 Scranton Road
                                       San Diego, California 92121
                                       Attn:  President

                                       Telephone No.:   (619) 623-2200
                                       Facsimile No.:   (619) 623-2208



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
         With a copy to:               Brobeck, Phleger & Harrison LLP
                                       550 West C Street, Suite 1300
                                       San Diego, California 92101
                                       Attn: Faye H. Russell, Esq.

                                       Telephone No.:   (619) 234-1966
                                       Facsimile No.:   (619) 234-3848

         If to Nortel:                 Northern Telecom Limited
                                       Suite 100
                                       8200 Dixie Road
                                       Brampton, Ontario
                                       L6T 5P6
                                       Attn:    Corporate Secretary and
                                                Assistant General Counsel

                                       Telephone No.:   (905) 863-1103
                                       Facsimile No.:   (905) 863-8386

         Any party hereto may by notice so given change its address for future notices hereunder. Notice shall conclusively be deemed to have been given when personally delivered or when deposited in the mail in the manner set forth above and shall be deemed to have been received when delivered.

         2.4 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         2.5 Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision.

         2.6 Captions. The captions and headings to Sections and paragraphs of this Agreement have been inserted for identification and reference purposes only and shall not be used to construe the meaning or the interpretation of this Agreement.


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                                      -12-

         IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties as of the date first above written.



APPLIED DIGITAL ACCESS, INC.,          NORTHERN TELECOM LIMITED,
a California corporation               a Canadian corporation



By:    /s/  JAMES L. KEEFE            By:
    -------------------------------        -------------------------------------
       James L. Keefe                  Its:
       Chief Financial Officer              ------------------------------------
                                       By:
                                           -------------------------------------
                                       Its:
                                            ------------------------------------

















             [SIGNATURE PAGE TO 1997 REGISTRATION RIGHTS AGREEMENT]